Exhibit 99.1

CONSULTING AGREEMENT

This Consulting Agreement (the “Agreement”) is entered into as of November 14, 2024, (the “Effective Date”) by and between AgEagle Aerial Systems, Inc., (the “Company”), and Adrienne M. Anderson on behalf of Anderson Accounting and Consulting, LLC (“Consultant”) (each a “Party” and collectively the “Parties”).

1. Engagement of Consultant. Subject to the terms and conditions of this Agreement and for the Term of this Agreement, (as defined below) Company hereby engages Consultant as an independent contractor to serve as a Consultant to the Company to perform the Services set forth in Exhibit A, attached hereto, and the Consultant hereby accepts such engagement.

2. Compensation. As consideration for the Services to be provided by the Consultant and other obligations set forth herein, the Company shall compensate Consultant as follows:

2.1. Hourly Rate. Consultant shall be paid Four Hundred and 00/100 Dollars ($400.00) per hour during the term, with a minimum of 5 hours/week.

2.2. RSU Milestones. Consultant will also receive a form of equity compensation based on the achievement of performance milestones to be approved by the board of directors. The milestones and the corresponding RSUs to be awarded if milestones are met are as follows, noting that the award price will be determined as of the board of directors’ approval that each corresponding milestone has been met:

2.2.1. Successful filing and certification of the Form 10-Q for the period ended September 30, 2024, and the Form 10-K/A for the year ended December 31, 2023 – Consultant will receive 5,000 RSUs.

2.2.2. Successful filing and certification of the Form 10-K for year ended December 31, 2024 – Consultant will receive 5,000 RSUs.

2.2.3. Successful transition and support to a full-time CFO, appointed by the board of directors, regardless of whether the appointment is an internal or external candidate - Consultant will receive 15,000 RSUs.

The RSUs shall vest as of the award date.

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3. Term.

3.1. Term. The initial term of this Agreement is three (3) months beginning on the “Effective Date”, unless earlier terminated as set forth below and with the option to continue on a month-to- month basis. The Parties may agree to extend the term by a written amendment, executed by both Parties.

3.2. Termination. Either party may terminate this Agreement for any reason or for no reason, by providing at least fifteen (15) days written notice to the other party noting the date the Agreement shall end in the written notice (the “Termination Date”). Consultant will receive the pro rata portion of any Compensation not paid to the Consultant prior to and through the Termination Date. The Company may terminate this Agreement, with no notice to the Consultant, if Consultant is convicted of any crime or offense, fails or refuses to comply with the written policies or reasonable directives of the Company, is guilty of serious misconduct in connection with performance of Services hereunder, or materially breaches any provision of this Agreement.

3.3. Survival. The rights and obligations contained in Sections 6, 7, 8, 9 and 10 will survive any termination of this Agreement.

4. Expenses. During the Term of the Agreement, Consultant shall be responsible for all expenses incurred in the normal course of providing Services to the Company. Any expenses Consultant shall need to incur outside of the normal course of business, for example, travel requested by the Company, shall require written pre-approval by the Company, to qualify for reimbursement by the Company. Any approved reimbursement shall require Consultant to submit appropriate receipts and related documentation to support the expenses requested for reimbursement.

5. Independent Contractor Relationship. Consultant’s relationship with the Company shall be that of an independent contractor. Nothing in this Agreement shall be construed to create any partnership, joint venture, employer-employee or agency relationship between Company and Consultant. Consultant shall not represent to any third party that any such relationship exists. The consulting relationship shall be non-exclusive. Consultant shall be free to work with other companies so long as such work does not present a conflict of interest or result in the disclosure of Confidential Information (defined below).

6. Intellectual Property

6.1. Ownership. All ideas, inventions, improvements, methods, processes, works of authorship and other forms of intellectual property that the Consultant conceives, reduces to practice or develops during the term of the Agreement, alone or in conjunction with others, in connection with performance of the Services, including designs, data, software code, ideas, inventions, know-how, materials, marks, methods, procedures, tools, interfaces, and other forms of technology as well as any intellectual property rights of any kind therein (collectively, the “Work Product”), will be the sole and exclusive property of the Company. Any and all elements of the Work Product that are works of authorship eligible to be “works made for hire” under the U.S. Copyright Act shall be considered works made for hire with the Company as “author.” Consultant hereby irrevocably assigns to Company all rights, title and interest worldwide in and to the Work Product and all intellectual property rights therein.

6.2. Assistance. The Consultant agrees to assist the Company in any reasonable manner to obtain and enforce for the Company’s benefit any patents, copyrights and other property rights in any and all countries, with respect to any Intellectual Property, and the Consultant agrees to execute, when requested, patent, copyright or similar applications and assignments to the Company and any other lawful documents deemed necessary by the Company to carry out the purpose of this Agreement with respect thereto. If called upon to render assistance under this paragraph after the term of this Agreement, the Consultant will be entitled to a fair and reasonable fee in addition to reimbursement of authorized expenses incurred at the prior written request of the Company. In the event that the Company is unable for any reason to secure the Consultant’s signature to any document required to apply for or execute any patent, copyright or other applications with respect to any Intellectual Property (including improvements, renewals, extensions, continuations, divisions or continuations- in-part thereof), after a written demand is made therefore upon the Consultant (which shall refer to the provisions of this paragraph), the Consultant hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as the Consultant’s agents and attorneys-in- fact to act for and in the Consultant’s behalf and instead of the Consultant, to execute and file any such application and to do all other lawfully permitted acts to further the prosecution and issuance of patents, copyrights, mask works or other rights thereon with the same legal force and effect as if executed by the Consultant.

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7. Confidentiality.

7.1. Confidential Information. Consultant may obtain access to information related to the Company’s business (including trade secrets, technical information, business forecasts and strategies, marketing plans, customer, investor and supplier lists, personnel information, financial data, and proprietary information of third parties provided to Company in confidence) that the Company considers to be confidential or proprietary or the Consultant has a duty to treat as confidential, excluding such information as can be demonstrated to have existed in the public domain as of the Effective Date (the “Confidential Information”). The Consultant will (i) hold all Confidential Information in strict trust and confidence; (ii) not use or permit others to use Confidential Information in any manner or for any purpose not expressly permitted or required by this Agreement; (iii) not disclose or permit others to disclose any Confidential Information to any third party without obtaining the Company’s express prior written consent on a case-by-case basis; (iv) limit access to Confidential Information to employees of Consultant who have a reasonable need to have such access in order for the Services to be performed and who are bound by obligations to maintain the confidentiality of Confidential Information that are at least as protective of the Confidential Information as the provisions of this Agreement; (v) immediately notify the Company of any unauthorized access, disclosure, loss or misuse of Confidential Information, or other breaches of this Agreement by the Consultant, its representatives, agents or employees, of which Consultant has knowledge; (vi) use its best efforts to immediately contain and remedy any such unauthorized access, disclosure, loss or misuse; and (vii) be responsible for any breach of this Agreement caused by any of its representatives, agents or employees.

7.2. Exclusions. Consultant’s obligations under Section 7.1 with respect to any portion of Confidential Information shall not apply to any information that (i) was in the public domain at or subsequent to the time it was communicated to Consultant or an authorized person of Consultant through no fault of Consultant, (ii) was rightfully in Consultant’s possession free of any obligation of confidence at or subsequent to the time it was communicated to Consultant or an authorized person of Consultant, (iii) was developed by employees or agents of Consultant independently of and without reference to any information communicated to Consultant or an authorized person of Consultant, or (iv) is being disclosed by Consultant in response to a valid order by a court or other governmental body, or otherwise as required by law.

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7.3. Additional Obligations.

7.3.1. Except as required by applicable federal, state or local law or regulation, Consultant shall not permit its representatives, agents, or employees to disclose to any person: (ii) that the Confidential Information has been made available to Consultant or that it has inspected an portion of the Confidential Information; (ii) that discussions may be or are underway between the Parties regarding the confidential Information; or (iii) any terms, conditions or other arrangements that are being discussed in relation to the Confidential Information.

7.3.2. Except with the prior written consent of the Company, neither Consultant, its representatives, agents or employees shall contact any customer, investor, supplier of Company with respect to Confidential Information.

7.3.3. Except with the prior written consent of the Company, neither Consultant, its Representatives, agents or employees shall directly or indirectly, for itself or on behalf of another person or entity: (i) solicit for employment or otherwise induce, influence or encourage to terminate employment with Company, or employ or engage as an independent contractor, any employee of Company, with whom the Consultant or its representatives, agents or employees had contact or who became known to them in connection with the Services performed hereunder, or (ii) solicit business from or induce, influence or encourage, any client, customer, supplier or other similar third party of the Company or who became known to Consultant, its representatives, agents or employees directly or indirectly pursuant to any Confidential Information or any discussions or communications relating to the Services performed hereunder, to alter, terminate or breach its contractual or other business relationship with the Company.

7.3.4. Upon the expiration of termination of this Agreement, or at Company’s request at any time during the term of this Agreement, Consultant shall promptly return to Company all copies, whether in writting, electronic or other form or media, of Company’s Confidential Information, or destroy all such copies (including those stored in electronic form on systems and data storage services provided by third parties) and certify in writing to Company that such Confidential Information has been destroyed. In addition, Consultant shall also destroy all copies of any Notes created by Consultant and certify in writing to the Company that such copies have bene destroyed.

8. Performance of Services. Consultant shall use Consultant’s best efforts to perform the Services such that the results are satisfactory to the Company. Changes to Services shall require written approval by the Party not seeking a change, before any changes can be made.

8.1. No Authority to Bind Company. Consultant acknowledges and agrees that Consultant has no authority to enter into contracts that bind the Company or create obligations on the part of the Company without the prior written authorization of the Company.

8.2. No Benefits. Consultant acknowledges and agrees that Consultant shall not be eligible for any Company employee benefits. Consultant shall also be responsible for Consultant’s worker’s compensation and other applicable liability insurance.

8.3. Taxes; Insurance. Consultant shall be paid as an independent contractor, and shall receive IRS Form 1099 from Company, and shall have full responsibility for applicable taxes for all compensation paid to Consultant under this Agreement, and for compliance with all applicable labor and employment requirements with respect to Consultant’s self-employment, sole proprietorship or other form of business organization.

8.4. Written Reports. Consultant shall submit a written summary at the end of each week outlining work completed and progress on ongoing projects as well as plans for work to be completed in the following week.

8.5. Securities Law Matters. Consultant acknowledges and will advise its representatives, agents and employees that U.S. securities laws prohibit any person or entity who has received from an issuer any material, non-public information from purchasing or selling securities of such issuer or from communicating such information to any other person or entity under circumstances in which it is reasonably foreseeable that such person or entity is likely to purchase or sell such securities.

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9. Indemnification. Consultant will indemnify and hold harmless Company and its affiliates, employees, and agents from and against any and all liabilities, losses, damages, costs, and other expenses (including attorneys’ and expert witnesses’ costs and fees) arising from or relating to any breach of any representation, warranty, covenant, or obligation of Consultant in this Agreement or any intentional misconduct or negligence by Consultant. In the event of any third-party claim, demand, suit, or action, including third party claims that Consultant is an employee or agent of the Company (a “Claim”), for which Company (or any of its affiliates, employees, or agents) is or may be entitled to indemnification hereunder, Company may, at its option, require Consultant to defend such Claim at Consultant’s sole expense. Consultant may not agree to settle any such Claim without Company’s express prior written consent.

10. Limitation of Liability. In no event will Company be liable for any consequential, indirect, exemplary, special, or incidental damages arising from or relating to this Agreement. Company’s total cumulative liability in connection with this Agreement, whether in contract or tort or otherwise, will not exceed the aggregate amount of Fees owed by Company to Consultant for Services performed under this Agreement.

11. Consultant’s Representations and Warranties. Consultant represents, warrants, and covenants that (i) neither the Work Product nor the Services will infringe or misappropriate any intellectual property right of any person or entity; (ii) Consultant has not and will not grant any right or interest in the Work Product to any person or entity other than the Company; (iii) the Work Product is not subject to any lien, encumbrance, or other restriction on its transfer; (iv) Consultant has the full power and authority to enter into this Agreement; (v) Consultant has obtained and will obtain any and all assignments necessary to satisfy its obligations under this Agreement; and (vi) Consultant will comply with all laws in performing its obligations under this Agreement.

12. Miscellaneous.

12.1. Amendments and Waivers. Any term of this Agreement may be amended or waived only if such modification or waiver to this Agreement is in writing and signed by both Parties to this Agreement.

12.2. Sole Agreement. This Agreement, including the Exhibits hereto, constitutes the sole agreement of the parties and supersedes all oral negotiations and prior writings with respect to the subject matter hereof.

12.3. Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by email or fax (upon customary confirmation of receipt), or forty-eight (48) hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, addressed to the party to be notified at such party’s address or fax number as set forth on the signature page or as subsequently modified by written notice.

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12.4. Choice of Law. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Kansas, without giving effect to the principles of conflict of laws.

12.5. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

12.6. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

12.7. Advice of Counsel. EACH PARTY ACKNOWLEDGES THAT, IN EXECUTING THIS AGREEMENT, SUCH PARTY HAS HAD THE OPPORTUNITY TO SEEK THE ADVICE OF INDEPENDENT LEGAL COUNSEL AND HAS READ AND UNDERSTOOD ALL OF THE TERMS AND PROVISIONS OF THIS AGREEMENT. THIS AGREEMENT SHALL NOT BE CONSTRUED AGAINST ANY PARTY BY REASON OF THE DRAFTING OR PREPARATION HEREOF.

12.8. Dispute Resolution. Any disputes concerning this Agreement will be submitted to binding arbitration under the rules of the American Arbitration Association.

12.9. Remedies. Each Party acknowledges and agrees that money damages might not be a sufficient remedy for any breach or threatened breach of this Agreement by such Party or its Representatives. Therefore, in addition to all other remedies available at law (which no Party waives by the exercise of any rights hereunder), each Party shall be entitled to specific performance and injunctive and other equitable relief as a remedy for any such breach or threatened breach, and each Party hereby waives any requirement for the securing or posting of any bond or the showing of actual monetary damages in connection with such claim, and further agrees not to oppose the granting of such relief on the basis a Party has an adequate remedy at law. In the event that either Party institutes any legal suit, action or proceeding against the other Party arising out of or relating to this Agreement, the prevailing Party in the suit, action or proceeding shall be entitled to receive in addition to all other damages to which it may be entitled, the costs incurred by such Party in conducting the suit, action or proceeding, including reasonable attorneys’ fees and expenses and court costs.

Signatures on the following page

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In Witness hereof, the Parties have executed this Consulting Agreement as follows:

AGEAGLE AERIAL SYSTEMS, INC.

Signed:	/s/ Bill Irby

Name:	Bill Irby

Title:	Chief Executive Officer

Date:	11/15/2024

ANDERSON ACCOUNTING AND CONSULTING, LLC

Signed:	/s/ Adrienne Anderson

Name:	Adrienne Anderson

Address:	[***]

Date:	11/15/2024

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EXHIBIT A

SERVICES

Interim Chief Financial Officer

Scope of Work

●	Ensure the Company maintains accurate and timely financial records, including income statements, balance sheets, cash flow statements, and annual returns.
●	Assist in the Company’s annual year-end audit.
●	Oversee and timely file all public company related filings required by the Securities and Exchange Commission, ensuring compliance with accounting principles and regulatory requirements.
●	Work with outside tax and accounting firms to prepare necessary reporting statements and/or regulatory filings.
●	Assist with the preparation of board-related materials as necessary.
●	Be available to the finance team as needs and questions arise.
●	Fully and actively support the successful transition to a new CFO once appointed.

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